                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event report) March 15, 2001
                                                         --------------

          First Union National Bank (as Representative under a Sale and Servicing Agreement dated as of May 31, 1999 providing for the issuance of The Money Store Commercial Mortgage, Inc. Trust, Series 1999-1) and each of the Originators
                      listed on Schedule A attached hereto.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

               *                      333-32775                   *
--------------------------------------------------------------------------------
   State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)            File Number)           ID Number)

         c/o First Union National Bank, 401 South Tryon Street - NC1179
                              Charlotte, NC 28288
         --------------------------------------------------------------
                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (916) 617-2628
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

*        See Schedule A


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Item 5   Other Events

         Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statements sent to Class A Certificate holders with respect to the March 15, 2001 Remittance Date.

Item 7   Financial Statements and Exhibits

Item 601(a) of Regulation

S-K Exhibit Number

20.1 Monthly statements to Class A Certificate holders with respect to the March 15, 2001 Remittance Date.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST UNION NATIONAL BANK



By: \s\ Stephanie Callahan
Name:  Stephanie Callahan
Title: Assistant Vice President                       Dated: March 15, 2001


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                                  Exhibit Index

20.1 Monthly statement sent to Class A Certificate holders with respect to the March 15, 2001 Remittance Date.


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                                   Schedule A

                                                  State of                   IRS Employer
Registrant                                      Incorporation                 ID Number
----------                                      -------------                 ---------
TMS Mortgage Inc.                                New Jersey                   22-3217781
The Money Store/D.C. Inc.                        D.C.                         22-2133027
The Money Store/Kentucky Inc.                    Kentucky                     22-2459832
The Money Store Home Equity Corp.                Kentucky                     22-2522232
The Money Store/Minnesota Inc.                   Minnesota                    22-3003495